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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):April 30, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE
                OF SALOMON MORTGAGE LOAN TRUST, SERIES 2002-UST1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                   333-83816                  13-3439681
         ----------                 -----------                -----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation              File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                10013
------------------                                             -----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------

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

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On April 30, 2002, a single series of certificates, entitled Salomon Mortgage Loan Trust, Series 2002-UST1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), U.S. Trust Mortgage Service Company as master servicer ("U.S. Trust"), U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates," the "Class IO Certificates," the "Class PO Certificates,"and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate and balloon mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $193,350,347.23 as of April 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 23, 2002, between U.S. Trust Mortgage Service Company and the Depositor. The Class A-1 Certificates" and the "Class A-2 Certificates,"(together, the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated April 23, 2002, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 23, 2002, and the Prospectus, dated April 23, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates," the "Class IO Certificates," the "Class PO Certificates" and the "Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

                                       Initial Certificate Principal
                                           Balance or Percentage
              Class                               Interest                      Pass-Through Rate
               A-1                            $149,224,661.00                    6.50% per annum
               A-2                             $38,473,929.00                    6.50% per annum
               B-1                             $2,416,881.00                     6.50% per annum
               B-2                             $1,160,103.00                     6.50% per annum
               B-3                              $580,051.00                      6.50% per annum
               B-4                              $483,376.00                      6.50% per annum
               B-5                              $290,025.00                      6.50% per annum
               B-6                              $386,698.60                      6.50% per annum
               IO                             $193,350,347.23                       Variable
               PO                               $334,622.63                      6.50% per annum
                R                                   100%                               --

Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


         Exhibit No.                                                   Description
         -----------                                                   -----------
         4.1                        Pooling and Servicing Agreement,, dated as of April 1, 2002, among
                                    Salomon Brothers Mortgage Securities VII, Inc. as depositor, U.S.
                                    Trust Mortgage Service Company as master servicer, U.S. Bank
                                    National Association as trustee and Citibank, N.A, as trust administrator relating to the Series 2002-UST1 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2002

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.


                                        By:      /s/ Susan Mills
                                           ------------------------------------
                                        Name:        Susan Mills
                                        Title:       Director

                                Index to Exhibits
                                -----------------




    Exhibit No.                                                Description
    -----------                                                -----------
        4.1           Pooling and Servicing Agreement,, dated as of April 1, 2002, among Salomon
                      Brothers Mortgage Securities VII, Inc. as depositor, U.S. Trust Mortgage Service
                      Company as master servicer, U.S. Bank National Association as trustee and
                      Citibank, N.A. as trust administrator relating to the Series 2002-UST1
                      Certificates.

                                   Exhibit 4.1